                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 5, 2005

                                ABLE ENERGY, INC.
             (Exact name of registrant as specified in its charter)


          Delaware                   001-15035                22-3520840
----------------------------      ---------------      ------------------------
(State or other jurisdiction        (Commission             (IRS Employer
      of incorporation)             File Number)           Identification No.)


                 198 Green Pond Road, Rockaway, New Jersey 07866
                 -----------------------------------------------
              (Address of principal executive offices and Zip Code)

        Registrant's telephone number, including area code (973) 625-1012

                                   Copies to:
                             Gregory Sichenzia, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

SECTION 5       CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

        On April 5, 2005, our Board of Directors appointed Gregory D. Frost, Esq. as our General Counsel and Director. There are no understandings or arrangements between Mr. Frost and any other person pursuant to which Mr. Frost was selected as General Counsel and a Director. Mr. Frost does not have any family relationship with any director, executive officer or person nominated or chosen by us to become a director or executive officer.

        From 1974 to the present, Gregory D. Frost, Esq. has been a practicing attorney in the State of New York and since 1999 has been a partner of the law firm of Ferber Frost Chan & Essner, LLP (formally known as Robson Ferber Frost Chan & Essner LLP). Mr. Frost's main areas of practice have been and continue to be mergers and acquisitions, and general corporate and securities matters. From 1975 through 1980, he was Assistant General Counsel at The Singer Company and RH Macy & Co. Thereafter, Mr. Frost spent approximately 12 years as a partner of the law firm of Bower & Gardner, managing their corporate and securities department. In 1970, Mr. Frost received a B.S. degree from New York University (Stern School). In addition, he received is Juris Doctorate in 1973 from New York Law School and in 1979 obtained a Master of Law Degree (LLM) in Corporate Law from New York University Law School.

Appointment to Committees of the Board of Directors

        Mr. Frost presently does not serve on any committee of our Board of Directors. Mr. Frost may be appointed to serve as a member of a committee and there are plans to have our shareholders vote to approve his appointment to our Governance and Nominating Committee at our 2005 Annual Meeting of Stockholders which is scheduled to be held on May 25, 2005.


SECTION 9       FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

   (A)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

        Not applicable.

   (B)  PRO FORMA FINANCIAL INFORMATION.

        Not applicable.

   (C)  EXHIBITS.

        Not applicable.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ABLE ENERGY, INC.


Date: April 29, 2005                    /s/ Christopher Westad
                                        -------------------------------------
                                        Christopher Westad
                                        President and Chief Financial Officer